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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):   April 9, 1998
                                                          (April 7, 1998)


                        ATC COMMUNICATIONS GROUP, INC.
            (Exact name of registrant as specified in its charter)

      DELAWARE                                                75-2050538
     (State of Incorporation)                             (I.R.S. Employer
                                                         Identification No.)

             5950 BERKSHIRE LANE, SUITE 1650, DALLAS, TEXAS  75225
              (Address of principal executive offices, Zip Code)

      Registrant's telephone number, including area code:  (214) 361-9870






      This Form 8-K consists of 9 pages.  The exhibit index is on page 4.

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ITEM 5.   OTHER EVENTS

  On April 8, 1998, ATC Communications Group, Inc. issued the news release attached hereto as Exhibit 99.1, which news release is incorporated herein by this reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

  (A) Exhibits

      Exhibit 99.1 News release of ATC Communications Group, Inc. dated April 8, 1998.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        ATC COMMUNICATIONS GROUP, INC.
                                        (The Registrant)



Dated: April 9, 1998                    By: /s/ Matthew S. Waller
                                           -----------------------------
                                        Matthew S. Waller
                                        Chief Financial Officer

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                                EXHIBITS INDEX

Exhibit Number      Description of Exhibit
--------------      -----------------------
Exhibit 99.1        News release of ATC Communications Group, Inc. dated
                    April 8, 1998.